Exhibit 33.3

Management Assessment

Management of the Cenlar FSB (Cenlar or the Bank) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of residential mortgage loans (the Platform), except for servicing criteria 1122 (d)(1)(iii), 1122(d)(3)(i)(b)-(c), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(xi), as of and for the year ended December 31, 2021. These criteria are not applicable to the Bank because the Bank does not perform activities with respect to the Platform relating to these criteria. Appendix A identifies the individual asset-backed transactions and securities defined by management as constituting the Platform. With respect to servicing criterion 1122(d)(2)(i), management has engaged various vendors to perform the activities required by these servicing criteria, has determined that these vendors are not considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Bank has elected to take responsibility for assessing compliance with the applicable servicing criteria applicable to each vendor as permitted by Regulation AB Compliance and Disclosure Interpretations of the Division of Corporation Finance, Section 200.06, “Vendors Engaged by Servicers” (C&DI 200.06). As permitted by C&DI 200.06, the Bank asserts that it has policies and procedures in place, designed and operating effectively, to provide reasonable assurance that the vendors’ activities comply in all material respects with servicing criteria applicable to each vendor. The Bank is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria as described in our assertion.

The Bank's management has assessed the Bank's compliance with the applicable servicing criteria as of and for the year ended December 31, 2021. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

Based on such assessment, management has concluded that, as of and for the year ended December 31, 2021, the Bank has complied in all material respects with the servicing criteria, except as set forth in the column titled “Inapplicable Servicing Criteria on Appendix B, set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to management 's assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2021.

Gregory S. Tornquist
Chairman of the Board and Chief Executive Officer

Stephen W. Gozdan	Robert Lux
Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Operating Officer
March 2, 2022

Appendix A

Securities Covered in Cenlar FSB's Reg AB Attestation

Investor	Servicer	Security	* Period Subserviced by Cenlar FSB
AG9	AIG Home Loans	PSMC 2018-1	1/1 thru 12/31/21
AG2	AIG Home Loans	PSMC 2018-2	1/1 thru 12/31/21
AG3	AIG Home Loans	PSMC 2018-3	1/1 thru 12/31/21
AG4	AIG Home Loans	PSMC 2018-4	1/1 thru 12/31/21
AG7	AIG Home Loans	CSMC 2017-HL1	1/1 thru 12/31/21
AG8	TD	CSMC 2017-HL2	1/1 thru 12/31/21
AG5	AIG Home Loans	PSMC 2019-1	1/1 thru 12/31/21
AG6	AIG Home Loans	PSMC 2019-2	1/1 thru 12/31/21
TM0	AIG Home Loans	PSMC 2019-3	1/1 thru 12/31/21
U55	Amegy	2001-RS2	1/1 thru 12/31/21
U55	Amegy	2002-WH32	1/1 thru 12/31/21
U55	Amegy	2003-WH18	1/1 thru 12/31/21
U55	Amegy	2005-WH3	1/1 thru 12/31/21
MH1	AmeriHome Mortgage Co. LLC	JPMMT 2019-8	1/1 thru 12/31/21
RA9	AmeriHome Mortgage Co. LLC	JPMMT 2019-INV1	1/1 thru 12/31/21
RH7	AmeriHome Mortgage Co. LLC	JPMMT 2019-3	1/1 thru 12/31/21
RH8	AmeriHome Mortgage Co. LLC	JPMMT 2019-2	1/1 thru 12/31/21
RH9	AmeriHome Mortgage Co. LLC	JPMMT 2019-1	1/1 thru 12/31/21
MH4	AmeriHome Mortgage Co. LLC	JP MORGAN 2020-2	1/1 thru 12/31/21
MH5	AmeriHome Mortgage Co. LLC	JP MORGAN 2020-INV1	1/1 thru 12/31/21
MH6	AmeriHome Mortgage Co. LLC	JPMMT 2020-4	1/1 thru 12/31/21
MH7	AmeriHome Mortgage Co. LLC	JPMMT 2020-INV2	1/1 thru 12/31/21
MH8	AmeriHome Mortgage Co. LLC	JPMMT 2020-8	1/1 thru 12/31/21
TE2	AmeriHome Mortgage Co. LLC	JPMMT 2020-9	1/1 thru 12/31/21
AD9	AmeriHome Mortgage Co. LLC	JPMMT 2018-8	1/1 thru 12/31/21
TD8	AmeriHome Mortgage Co. LLC	JPMMT 2018-6	1/1 thru 12/31/21
RA5	AmeriHome Mortgage Co. LLC	CIM TRUST 2019-INV3	1/1 thru 12/31/21
RA8	AmeriHome Mortgage Co. LLC	BOFA CIM TRUST 2019-INV2	1/1 thru 12/31/21
TP7	AmeriHome Mortgage Co. LLC	JPMMT 2021-INV1	5/1 thru 12/31/21
TP9	AmeriHome Mortgage Co. LLC	JP MORGAN 2021-INV2	7/1 thru 12/31/21
RN8	AmeriHome Mortgage Co. LLC	JPMMT 2021-INV4	8/1 thru 12/31/21
RN4	AmeriHome Mortgage Co. LLC	JPMMT 2021-INV6	10/1 thru 12/31/21
RA6	Amerihome Mortgage Co. LLC	Athene Asset Management ACRA	1/1 to 12/31/21
RA7	Amerihome Mortgage Co. LLC	Athene Asset Management Diamond	1/1 to 12/31/21
TE9	Amerihome Mortgage Co. LLC	Bank of Americal WL - Jumbo	1/1 to 12/31/21
MH3	Amerihome Mortgage Co. LLC	BAML 2019-CRA	1/1 to 12/31/21
TD9	Amerihome Mortgage Co. LLC	JP Morgan Acquisition Corp	1/1 to 12/31/21
Q95	Baxter Credit Union	SEMT 2015-3	1/1 thru 12/31/21
P95	Baxter Credit Union	SEMT 2016-3	1/1 thru 12/31/21
T11	Bethpage Federal Credit Union	SEMT 2013-10	1/1 thru 12/31/21
R11	Bethpage Federal Credit Union	SEMT 2013-11	1/1 thru 12/31/21
BP1	Bethpage Federal Credit Union	SEMT 2014-1	1/1 thru 10/31/2021
BP2	Bethpage Federal Credit Union	SEMT 2015-2	1/1 thru 12/31/21
131	Cenlar FSB	ARMT 2004-4	1/1 thru 9/30/21
80	Cenlar FSB	CSFB 2003-25	1/1 thru 12/31/21
78	Cenlar FSB	CSFB 2003-27	1/1 thru 12/31/21
79	Cenlar FSB	CSFB 2004-4	1/1 thru 12/31/21
128	Cenlar FSB	CSFB 2004-7	1/1 thru 12/31/21
129	Cenlar FSB	CSFB 2004-AR8	1/1 thru 12/31/21
120	Cenlar FSB	CSFB 2005-1	1/1 thru 12/31/21
142 (Cat 1)	Cenlar FSB	MALT 2003-2	1/1 thru 12/31/21
142 (Cat 3)	Cenlar FSB	MARM 2003-2	1/1 thru 12/31/21
88	Cenlar FSB	MARM 2004-4	1/1 thru 12/31/21
30	Cenlar FSB	MASTR 2003-3	1/1 thru 12/31/21
135	Cenlar FSB	MASTR 2004-10	1/1 thru 12/31/21
GP2	Cenlar FSB	JPMMT 2014-5	1/1 thru 12/31/21
PN7	Cenlar FSB	JPMMT 2014-IVR3	1/1 thru 12/31/21
GP1	Cenlar FSB	JPMMT 2014-OAK4	1/1 thru 12/31/21

Appendix A

Securities Covered in Cenlar FSB's Reg AB Attestation

PN9	Cenlar FSB	JPMMT 2014-OAK4	1/1 thru 05/31/21
GP9	Cenlar FSB	JPMMT 2015-3	1/1 thru 12/31/21
NP0	CitiMortgage	Devon Bank	12/1/2021 - 12/31/2021
NV0	CitiMortgage	Spirit of Texas bank	6/1/2021 - 12/31/2021
PX3	CitiMortgage	Peoples Bank	1/1/2021 - 12/31/2021
PX4	CitiMortgage	First County Bank	1/1/2021 - 12/31/2021
PX5	CitiMortgage	Sterling Bank & Trust FSB	1/1/2021 - 12/31/2021
PX6	CitiMortgage	Carver FSB	1/1/2021 - 12/31/2021
PX7	CitiMortgage	First National Bank – Long Island	1/1/2021 - 12/31/2021
PX8	CitiMortgage	Webster Bank	1/1/2021 - 12/31/2021
PY0	CitiMortgage	International Finance Bank	7/1/2021 - 12/31/2021
PY2	CitiMortgage	Ridgewood Savings Bank	6/1/2021 - 12/31/2021
N80	CitiMortgage	SASCO 2002 AL1	1/1 thru 12/31/21
M73	Renasant Bank	No Title	1/1 thru 12/31/21
FK3	FirstKey Mortgage, LLC	FKMT 2014-1	1/1 thru 12/31/21
FY5	FirstKey Mortgage, LLC	FKMT 2015-1	1/1 thru 12/31/21
H60	HarborView/Wells	HBV 2003-2	1/1 thru 11/30/21
G60	HarborView/Wells	HBV 2007-4	1/1 thru 12/31/21
HB9	Homebridge	AOMT 2019-1	1/1 thru 12/31/21
HM6	Homebridge	AOMT 2019-2	1/1 thru 12/31/21
LB7	Liberty Savings Bank, FSB	REMIC 1997-6	1/1 thru 12/31/21
LS2	Liberty Savings Bank, FSB	PRIME 2003-CL1	1/1 thru 12/31/21
LS1	Liberty Savings Bank, FSB	PRIME 2004-CL2	1/1 thru 5/31/21
K31	loanDepot.com LLC	JPMMT 2021-9	7/1 thru 12/31/21
L31	loanDepot.com LLC	JPMMT 2021-INV2	7/1 thru 12/31/21
M31	loanDepot.com LLC	JPMMT 2021-10	7/1 thru 12/31/21
N31	loanDepot.com LLC	JPMMT 2021-INV3	7/1 thru 12/31/21
P31	loanDepot.com LLC	JPMMT 2021-11	8/1 thru 12/31/21
Q31	loanDepot.com LLC	MMCA 2021-INV2	8/1 thru 12/31/21
R31	loanDepot.com LLC	JPMMT 2021-INV4	8/1 thru 12/31/21
S31	loanDepot.com LLC	MMCA 2021-INV3	9/1 thru 12/31/21
T31	loanDepot.com LLC	JPMMT 2021-12	9/1 thru 12/31/21
U31	loanDepot.com LLC	JPMMT 2021-LTV1	9/1 thru 12/31/21
W31	loanDepot.com LLC	MFA 2021-AEINV1	10/1 thru 12/31/21
F31	loanDepot.com LLC	JPMMT 2021-13	10/1 thru 12/31/21
Y31	loanDepot.com LLC	JPMMT 2021-INV6	10/1 thru 12/31/21
X31	loanDepot.com LLC	MMCA 2021-INV4	11/1 thru 12/31/21
ZX2	loanDepot.com LLC	JPMMT 2021-14	11/1 thru 12/31/21
TL1	loanDepot.com LLC	JPMMT 2019-9	1/1 thru 12/31/21
S69	loanDepot.com LLC	JPMMT 2020-2	1/1 thru 12/31/21
TL2	loanDepot.com LLC	JPMMT 2020-3	1/1 thru 12/31/21
T69	loanDepot.com LLC	JPMMT 2020-4	1/1 thru 12/31/21
TL3	loanDepot.com LLC	JPMMT 2020-5	1/1 thru 12/31/21
TL4	loanDepot.com LLC	JPMMT 2020-7	1/1 thru 11/30/21
TL5	loanDepot.com LLC	JPMMT 2020-LTV2	1/1 thru 12/31/21
TL6	loanDepot.com LLC	JPMMT 2020-8	1/1 thru 12/31/21
TL7	loanDepot.com LLC	JPMMT 2020-9	1/1 thru 12/31/21
C69	loanDepot.com LLC	MMCA 2018-MTG1	1/1 thru 12/31/21
LD2	loanDepot.com LLC	MMCA 2018-MTG2	1/1 thru 12/31/21
LD3	LoanDepot.com LLC	Bank United EBO	1/1 to 12/31/21
Y59	loanDepot.com LLC	JPMMT 2017-6	1/1 thru 12/31/21
C59	loanDepot.com LLC	JPMMT 2018-1	1/1 thru 12/31/21
D69	loanDepot.com LLC	JPMMT 2018-4	1/1 thru 12/31/21
LD5	loanDepot.com LLC	JPMMT 2018-5	1/1 thru 10/31/2021
LD6	loanDepot.com LLC	JPMMT 2018-6	1/1 thru 12/31/21
LD7	loanDepot.com LLC	JPMMT 2018-8	1/1 thru 12/31/21
LD4	loanDepot.com LLC	JPMMT 2018-LTV1	1/1 thru 12/31/21
A79	loanDepot.com LLC	GSMBS 2019-PJ1	1/1 thru 12/31/21
B69	loanDepot.com LLC	JPMMT 2020-LTV1	1/1 thru 12/31/21
P69	loanDepot.com LLC	JPMMT 2020-1	1/1 thru 12/31/21
PJ0	loanDepot.com LLC	JPMMT 2021-1	1/1 thru 12/31/21
PJ1	loanDepot.com LLC	JPMMT 2021-3	2/1 thru 12/31/21

Appendix A

Securities Covered in Cenlar FSB's Reg AB Attestation

PJ2	loanDepot.com LLC	JPMMT 2021-4	3/1 thru 12/31/21
PJ3	loanDepot.com LLC	JPMMT 2021-5	3/1 thru 12/31/21
PJ7	loanDepot.com LLC	MMCA 2021-MTG1	3/1 thru 12/31/21
B31	loanDepot.com LLC	JPMMT 2021-6	4/1 thru 12/31/21
C31	loanDepot.com LLC	MMCA 2021-MTG2	5/1 thru 12/31/21
PJ5	loanDepot.com LLC	MMCA 2021-INV1	6/1 thru 12/31/21
D31	loanDepot.com LLC	JPMMT 2021-7	5/1 thru 12/31/21
E31	loanDepot.com LLC	JPMMT 2021-INV1	5/1 thru 12/31/21
G31	loanDepot.com LLC	JPMMT 2021-8	6/1 thru 12/31/21
H31	loanDepot.com LLC	MMCA 2021-MTG3	6/1 thru 12/31/21
ZX5	loanDepot.com LLC	MFA 2021-AEINV2	12/1 thru 12/31/21
ZX1	loanDepot.com LLC	JPMMT 2021-LTV2	12/1 thru 12/31/21
ZX3	loanDepot.com LLC	JPMMT 2021-INV8	12/1 thru 12/31/21
ZX4	loanDepot.com LLC	JPMMT 2021-15	12/1 thru 12/31/21
Q69	loanDepot.com LLC	JP Morgan Acquisition Corp	1/1 to 12/31/21
V31	loanDepot.com LLC	TIAA Bank	9/1 THRU 12/31/21
WF3	Lydian Bank/Wells Fargo	GSR 2006 AR1	1/1 thru 11/30/21
WF4	Lydian Bank/Wells Fargo	GSR 2006 AR2	1/1 thru 11/30/21
WF1	Lydian Bank/Wells Fargo	CSFB 2004-AR4	1/1 thru 11/30/21
J60	Lydian Bank/Wells Fargo	GSR 2005-AR3	1/1 thru 12/31/21
WF2	Lydian Bank/Wells Fargo	GSR 2005-AR5	1/1 thru 11/30/21
WF7	Lydian Bank/Wells Fargo	MALT 2004-5	1/1 thru 11/30/21
WF9	Lydian Bank/Wells Fargo	MALT 2004-9	1/1 thru 11/30/21
U60	Lydian Bank/Wells Fargo	MARM 2003-2	1/1 thru 11/30/21
WF5	Lydian Bank/Wells Fargo	MARM 2004-1	1/1 thru 11/30/21
WF6	Lydian Bank/Wells Fargo	MARM 2004-5	1/1 thru 11/30/21
TM1	Maple Acquisition Trust ( AIG)	PSMC 2020-1	1/1 thru 12/31/21
TM2	Maple Acquisition Trust ( AIG)	PSMC 2020-2	1/1 thru 12/31/21
TM3	Maple Acquisition Trust ( AIG)	PSMC 2020-3	1/1 thru 12/31/21
TM4	Maple Acquisition Trust ( AIG)	PSMC 2021-1	4/1 thru 12/31/21
TM5	Maple Acquisition Trust ( AIG)	PSMC 2021-2	6/1 thru 12/31/21
TM6	Maple Acquisition Trust ( AIG)	PSMC 2021-3	9/1 thru 12/31/21
TB5	Matrix Financial Services Corporation-Two Harbors	ABMT 2016-2	1/1 thru 12/31/21
TB6	Matrix Financial Services Corporation-Two Harbors	ABMT 2016-1	1/1 thru 12/31/21
TB7	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-7	1/1 thru 12/31/21
TH3	Matrix Financial Services Corporation-Two Harbors	ABMT 2014-3	1/1 thru 12/31/21
TH4	Matrix Financial Services Corporation-Two Harbors	ABMT 2014-2	1/1 thru 12/31/21
TH5	Matrix Financial Services Corporation-Two Harbors	ABMT 2014-1	1/1 thru 12/31/21
TH6	Matrix Financial Services Corporation-Two Harbors	ABMT 2013-1	1/1 thru 12/31/21
TR3	Matrix Financial Services Corporation-Two Harbors	ABMT 2016-3	1/1 thru 12/31/21
TW1	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-1	1/1 thru 12/31/21
TW2	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-2	1/1 thru 12/31/21
TW3	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-3	1/1 thru 12/31/21
TW4	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-4	1/1 thru 12/31/21
TW5	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-5	1/1 thru 12/31/21
TW6	Matrix Financial Services Corporation-Two Harbors	ABMT 2015-6	1/1 thru 12/31/21
SH0	Morgan Stanley Mortgage Capital Holdings LLC	SEMT 2018-2	1/1 thru 12/31/21
SH1	Morgan Stanley Mortgage Capital Holdings LLC	SEMT 2018-CH1	1/1 thru 12/31/21
SH2	Morgan Stanley Mortgage Capital Holdings LLC	SEMT 2014-2	1/1 thru 12/31/21
SM4	Morgan Stanley Mortgage Capital Holdings LLC	SEMT 2015-2	1/1 thru 12/31/21
SM3	Morgan Stanley Mortgage Capital Holdings LLC	MSMCH, NA	1/1 to 10/31/21
SM2	Morgan Stanley Mortgage Capital Holdings LLC	Cathay BANK	1/1 to 12/31/21
D94	New York Mortgage	NYMT 2005-1	1/1 thru 12/31/21

Appendix A

Securities Covered in Cenlar FSB's Reg AB Attestation

G94	New York Mortgage	NYMT 2005-2	1/1 thru 12/31/21
A94	New York Mortgage	NYMT 2005-3	1/1 thru 12/31/21
A54	New York Mortgage Company	NYMC 2006-1	1/1 thru 12/31/21
RD0	Redwood Residential Acquisition Corp	SEMT 2014-4	1/1 thru 12/31/21
RD1	Redwood Residential Acquisition Corp	SEMT 2015-1	1/1 thru 12/31/21
RD2	Redwood Residential Acquisition Corp	SEMT 2015-2	1/1 thru 12/31/21
RD5	Redwood Residential Acquisition Corp	SEMT 2015-3	1/1 thru 12/31/21
RS8	Redwood Residential Acquisition Corp	SEMT 2015-4	1/1 thru 12/31/21
RT4	Redwood Residential Acquisition Corp	SEMT 2014-2	1/1 thru 07/31/21
RT5	Redwood Residential Acquisition Corp	SEMT 2014-3	1/1 thru 12/31/21
RV4	Redwood Residential Acquisition Corp	SEMT 2017-1	1/1 thru 12/31/21
RV5	Redwood Residential Acquisition Corp	SEMT 2017-2	1/1 thru 12/31/21
RW8	Redwood Residential Acquisition Corp	SEMT 2013-8	1/1 thru 12/31/21
RX0	Redwood Residential Acquisition Corp	SEMT 2013-9	1/1 thru 12/31/21
RX1	Redwood Residential Acquisition Corp	SEMT 2013-10	1/1 thru 12/31/21
RX2	Redwood Residential Acquisition Corp	SEMT 2013-11	1/1 thru 12/31/21
RX3	Redwood Residential Acquisition Corp	SEMT 2013-12	1/1 thru 08/31/21
RX8	Redwood Residential Acquisition Corp	SEMT 2014-1	1/1 thru 12/31/21
RV1	Redwood Residential Acquisition Corp	SEMT 2016-1	1/1 thru 12/31/21
RV2	Redwood Residential Acquisition Corp	SEMT 2016-2	1/1 thru 12/31/21
RV3	Redwood Residential Acquisition Corp	SEMT 2016-3	1/1 thru 12/31/21
UB4	Redwood Residential Acquisition Corp	SEMT 2016-2	1/1 thru 12/31/21
UB5	Redwood Residential Acquisition Corp	SEMT 2016-3	1/1 thru 6/30/21
J06	Redwood Residential Acquisition Corp	SEMT 2019-2	1/1 thru 12/31/21
K06	Redwood Residential Acquisition Corp	SEMT 2012-2	1/1 thru 05/31/21
L06	Redwood Residential Acquisition Corp	SEMT 2012-3	1/1 thru 05/31/21
RW0	Redwood Residential Acquisition Corp	SEMT 2012-6	1/1 thru 12/31/21
RW1	Redwood Residential Acquisition Corp	SEMT 2013-1	1/1 thru 05/31/21
RW2	Redwood Residential Acquisition Corp	SEMT 2013-2	1/1 thru 12/31/21
RW3	Redwood Residential Acquisition Corp	SEMT 2013-3	1/1 thru 12/31/21
RW4	Redwood Residential Acquisition Corp	SEMT 2013-4	1/1 thru 12/31/21
RW5	Redwood Residential Acquisition Corp	SEMT 2013-5	1/1 thru 12/31/21
RW6	Redwood Residential Acquisition Corp	SEMT 2013-6	1/1 thru 12/31/21
RW7	Redwood Residential Acquisition Corp	SEMT 2013-7	1/1 thru 12/31/21
Y06	Redwood Residential Acquisition Corp	SEMT 2012-5	1/1 thru 12/31/21
Z06	Redwood Residential Acquisition Corp	SEMT 2012-4	1/1 thru 05/31/21
SF7	SOFI Lending Corp	SFPMT 2016-1	1/1 thru 12/31/21
UB1	UBS Bank USA	SEMT 2015-4	1/1 thru 12/31/21
BU0	UBS Bank USA	SEMT 2018-CH4	1/1 thru 12/31/21
BU2	UBS Bank USA	SEMT 2018-8	1/1 thru 12/31/21
UB8	UBS Bank USA	SEMT 2020-MC1	1/1 thru 12/31/21
UF2	United Shore Financial Services, LLC	JPMMT 2019-INV2	1/1 thru 12/31/21
UF3	United Shore Financial Services, LLC	JPMMT 2019-7	1/1 thru 12/31/21
UF4	United Shore Financial Services, LLC	JPMMT 2019-8	1/1 thru 12/31/21
UF6	United Shore Financial Services, LLC	JPMMT 2019-LTV3	1/1 thru 12/31/21
UF7	United Shore Financial Services, LLC	JPMMT 2019-9	1/1 thru 12/31/21
UF8	United Shore Financial Services, LLC	JPMMT 2019-INV3	1/1 thru 12/31/21
UF8	United Shore Financial Services, LLC	JPMMT 2019-INV3	1/1 thru 12/31/21
NT0	United Shore Financial Services, LLC	JPMMT 2020-1	1/1 thru 12/31/21
UF9	United Shore Financial Services, LLC	JPMMT 2020-LTV1	1/1 thru 12/31/21
NT1	United Shore Financial Services, LLC	JPMMT 2020-2	1/1 thru 12/31/21
NT2	United Shore Financial Services, LLC	JPMMT 2020-INV1	1/1 thru 12/31/21
NT3	United Shore Financial Services, LLC	JPMMT 2020-3	1/1 thru 12/31/21
NT5	United Shore Financial Services, LLC	JPMMT 2020-4	1/1 thru 12/31/21
NT6	United Shore Financial Services, LLC	JPMMT 2020-5	1/1 thru 12/31/21
NT7	United Shore Financial Services, LLC	JPMMT 2020-INV2	1/1 thru 12/31/21
NT8	United Shore Financial Services, LLC	JPMMT 2020-6	1/1 thru 12/31/21
NT9	United Shore Financial Services, LLC	JPMMT 2020-7	1/1 thru 12/31/21
US2	United Shore Financial Services, LLC	USFS JPMMT 2019-INV2	1/1 thru 12/31/21
UW0	United Shore Financial Services, LLC	JPMMT 2020-LTV2	1/1 thru 12/31/21
UW1	United Shore Financial Services, LLC	JPMMT 2020-8	1/1 thru 12/31/21
UF1	United Shore Financial Services, LLC	JP Morgan Acquisition Corp	1/1 to 12/31/21

Appendix A

Securities Covered in Cenlar FSB's Reg AB Attestation

WM5	United Wholesale Mortgage, LLC	JPMMT 2021-9	7/1 thru 12/31/21
WM6	United Wholesale Mortgage, LLC	JPMMT 2021-10	7/1 thru 12/31/21
WM7	United Wholesale Mortgage, LLC	JPMMT 2021-INV2	7/1 thru 12/31/21
WM8	United Wholesale Mortgage, LLC	JPMMT 2021-INV3	7/1 thru 12/31/21
WW2	United Wholesale Mortgage, LLC	GSMBS 2021-INV1	8/1 thru 12/31/21
WW4	United Wholesale Mortgage, LLC	JPMMT 2021-INV4	8/1 thru 12/31/21
WW5	United Wholesale Mortgage, LLC	JPMMT 2021-11	8/1 thru 12/31/21
WW6	United Wholesale Mortgage, LLC	GSMBS 2021-PJ8	8/1 thru 12/31/21
TG0	United Wholesale Mortgage, LLC	GSMBS 2021-PJ9	9/1 thru 12/31/21
TG2	United Wholesale Mortgage, LLC	STAR 2021-4	9/1 thru 12/31/21
TG3	United Wholesale Mortgage, LLC	JPMMT 2021-12	9/1 thru 12/31/21
TG4	United Wholesale Mortgage, LLC	JPMMT 2021-LTV1	9/1 thru 12/31/21
WW3	United Wholesale Mortgage, LLC	JPMMT 2021-INV5	9/1 thru 12/31/21
NW0	United Wholesale Mortgage, LLC	GSMBS 2021-PJ10	10/1 thru 12/31/21
TG7	United Wholesale Mortgage, LLC	JPMMT 2021-INV6	10/1 thru 12/31/21
TG8	United Wholesale Mortgage, LLC	JPMMT 2021-INV7	10/1 thru 12/31/21
TG9	United Wholesale Mortgage, LLC	JPMMT 2021-13	10/1 thru 12/31/21
SL3	United Wholesale Mortgage, LLC	JPMMT 2021-14	11/1 thru 12/31/21
SL5	United Wholesale Mortgage, LLC	GSMBS 2021-INV2	11/1 thru 12/31/21
SL6	United Wholesale Mortgage, LLC	GSMBS 2021-PJ11	11/1 thru 12/31/21
UW2	United Wholesale Mortgage, LLC	JPMMT 2021-1	1/1 thru 12/31/21
UW3	United Wholesale Mortgage, LLC	JPMMT 2021-2	2/1 thru 12/31/21
UW5	United Wholesale Mortgage, LLC	JPMMT 2021-4	3/1 thru 12/31/21
WH5	United Wholesale Mortgage, LLC	JPMMT 2021-6	4/1 thru 12/31/21
UT0	United Wholesale Mortgage, LLC	JPMMT 2021-INV1	5/1 thru 12/31/21
WH9	United Wholesale Mortgage, LLC	JPMMT 2021-7	5/1 thru 12/31/21
WW0	United Wholesale Mortgage, LLC	JPMMT 2021-8	6/1 thru 12/31/21
SL8	United Wholesale Mortgage, LLC	JPMMT 2021-15	12/1 thru 12/31/21
SL2	United Wholesale Mortgage, LLC	JPMMT 2021-LTV2	12/1 thru 12/31/21
SL4	United Wholesale Mortgage, LLC	JPMMT 2021-INV8	12/1 thru 12/31/21
SS4	United Wholesale Mortgage, LLC	JPMMT 2021-INV8	12/1 thru 12/31/21
NT4	United Wholesale Mortgage, LLC	JP Morgan Acquisition Corp	4/1 thru 12/31/21
WM3	United Wholesale Mortgage, LLC	SMRF TRUST II-A	7/1 thru 12/31/21
TG5	United Wholesale Mortgage, LLC	TIAA Bank	9/1 THRU 12/31/21
SL0	United Wholesale Mortgage, LLC	TIAA Bank	11/1 THRU 12/31/21
SS2	United Wholesale Mortgage, LLC	TIAA Bank	12/1 THRU 12/31/21
SS3	United Wholesale Mortgage, LLC	TIAA Bank	12/1 THRU 12/31/21
G52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OMAC 06-1	1/1 thru 11/30/21
H52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OMAC 2006-2	1/1 thru 11/30/21
J52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	BAFC 2006-H	1/1 thru 11/30/21
K52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	CMLTI 2006-FX1	1/1 thru 11/30/21
P52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	CMLTI 2007-OPX1	1/1 thru 11/30/21
H30	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	HMAC 2004-6	1/1 thru 11/30/21
B52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OMAC 2005-1	1/1 thru 11/30/21
D52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OMAC 2005-3	1/1 thru 11/30/21
E52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OMAC 2005-4	1/1 thru 11/30/21
F52	Wells Fargo (previous client Orchid Island TRS, LLC fka Opteum Financial Services, LLC)	OPTMAC05-5	1/1 thru 11/30/21

Appendix B

SERVICING CRITERIA
Reference	Criteria	Applicable: Performed by Cenlar	Applicable: Performed by Vendor (s) for which Cenlar is the responsible party	Inapplicable: Performed by Vendor (s) For which Cenlar is NOT the responsible party	Inapplicable: NOT performed by Cenlar or by subservicer(s) or vendor (s) retained by Cenlar
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X1
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X2
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect

X

1 Cenlar uses a third-party provider (Excela Technologies) for processing checks received through its lockbox and Ventanex, a web-based service provider used for borrowers to make payments. Cenlar has elected to take responsibility for assessing compliance with the servicing criterion as permitted by Regulation AB Compliance and Disclosure Interpretations of the Division of Corporation Finance 200.06, “Vendors Engaged by Servicers”

2 Cenlar is required to comply with these criteria in the event that these criteria would occur. There were no instances of occurrence in our Applicable Reporting Period.

SERVICING CRITERIA
Reference	Criteria	Applicable: Performed by Cenlar	Applicable: Performed by Vendor (s) for which Cenlar is the responsible party	Inapplicable: Performed by Vendor (s) For which Cenlar is NOT the responsible party	Inapplicable: NOT performed by Cenlar or by subservicer(s) or vendor (s) retained by Cenlar to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports

(A)are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

(B)provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

X3
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.				X
1122(d)(4)(ii)	Pool asset and related documents are safeguarded as required by the transaction agreements				X

3 Cenlar’s responsibility in criterion 1122(d)(3)(i)(A) is for providing information to the master servicer in timeframes set forth in the transaction documents. Cenlar is not responsible for criteria 1122(d)(3)(i)(B) and 1122(d)(3)(i)(C). Cenlar is responsible for agreeing the unpaid principal balance to the records of the master servicer as listed in criteria 1122(d)(3)(i)(D).

SERVICING CRITERIA
Reference	Criteria	Applicable: Performed by Cenlar	Applicable: Performed by Vendor (s) for which Cenlar is the responsible party	Inapplicable: Performed by Vendor (s) For which Cenlar is NOT the responsible party	Inapplicable: NOT performed by Cenlar or by subservicer(s) or vendor (s) retained by Cenlar
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X2
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X

2 Cenlar is required to comply with these criteria in the event that these criteria would occur. There were no instances of occurrence in our Applicable Reporting Period.

SERVICING CRITERIA
Reference	Criteria	Applicable: Performed by Cenlar	Applicable: Performed by Vendor (s) for which Cenlar is the responsible party	Inapplicable: Performed by Vendor (s) For which Cenlar is NOT the responsible party	Inapplicable: NOT performed by Cenlar or by subservicer(s) or vendor (s) retained by Cenlar
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X4
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X2

2 Cenlar is required to comply with these criteria in the event that these criteria would occur. There were no instances of occurrence in our Applicable Reporting Period.

4 Cenlar obtains an assertion and accompanying 1122 attestation report from CoreLogic Tax Services, LLC and American Security Insurance Company, Standard Guaranty Insurance Company, and TrackSure Insurance Agency, Inc. (collectively Assurant) for performing such activities.